EXHIBIT 99.1

NEWS RELEASE – For Immediate Distribution

Body and Mind Provides Update on ShowGrow Dispensaries in California

VANCOUVER, B.C., CANADA (July 23, 2019) – Body and Mind Inc. (CSE: BAMM, OTC Pink: BMMJ) (the “Company” or “BaM”), a multi-state operator in Nevada, California, Ohio and Arkansas, is pleased to provide an update on the ShowGrow dispensaries in Long Beach and San Diego, California.

Robert Hasman, President of Nevada Medical Group, LLC and board member of BaM, commented, “We are pleased to move one step closer towards the closing of the transaction for ShowGrow Long Beach, which is currently operational and cash flow positive, and the closing of the transaction for ShowGrow San Diego, presently under construction and expected to open in the near term. California is a key part of our growth strategy and falls in line with our plan to invest in profitable, undervalued assets, in limited license jurisdictions. We look forward to working with the ShowGrow team and closing the transaction during the second half of this year.”

As previously mentioned in BaM’s press release on July 3, 2019, BaM, through its wholly owned subsidiary, NMG Long Beach, LLC (“NMG LB”), has entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Green Light District Holdings, Inc. (“GLDH”) and The Airport Collective, Inc. (“Airport”) to purchase all of the assets related to the ShowGrow Long Beach business and NMG LB is currently managing the ShowGrow Long Beach business pursuant to a management assignment and assumption agreement that NMG LB entered into with GLDH and Airport. In addition, BaM along with NMG LB and BaM’s 60% owned subsidiary, NMG San Diego, LLC (“NMG SD”), entered into an amended settlement and release agreement with GLDH, Airport and SGSD, LLC pursuant to which NMG SD has assumed the lease for the ShowGrow San Diego premises, has applied to receive its own medical commercial cannabis retail license and adult-use commercial retail license at the San Diego premises, and is currently proceeding with construction associated with the build out of the San Diego premises to start operations in the near future.

With nearly 40 million residents and the longest-running medical cannabis program in the country, California is the largest cannabis market in the U.S. By the end of 2020, retail sales for both medical and adult-use cannabis in California are forecasted to reach US$4.2 billion.(1)

Long Beach, a city within the Los Angeles area of Southern California, is the 7th most populous city in California with approximately 465,000 residents (www.census.gov). There are currently only 18 dispensaries operational in Long Beach including ShowGrow.(2)

Upon closing of the Asset Purchase Agreement, the ShowGrow Long Beach dispensary and the popular ShowGrow App will become a flagship location to showcase BaM’s brand expansion into California.

ShowGrow Long Beach was voted best dispensary in Long Beach in October 2018 by Orange County Weekly(3)andregularly holds events, including vendor markets and ‘Cozy Sesh’ concerts.

San Diego is the second largest city in California with a population of approximately 1.4 million (www.census.gov) and were approximately 35.8 million visitors in 2018 according to the San Diego Tourism Authority.(4)

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The San Diego dispensary location has recently received building permits and renovation has commenced on the approximately 3,000 square foot location with 25 parking locations.

(1) Cannabis Business Daily. (February 14, 2019). California: One Year In.

(2) PotGuide.com California. Medical Dispensaries in Long Beach. http://potguide.com/california/marijuana-dispensaries/long-beach/

(3) OC Weekly Best of 2018. (October 2018). http://ocweekly.com/best-of-2018/cannabis/#readers

(4) http://www.sandiego.org/about/industry-research.aspx

For further information, please contact:

Company Contact:

Michael Mills

Tel: 800-361-6312

mmills@bamcannabis.com

Investor Contact:

KCSA Strategic Communications

Valter Pinto, Managing Director

Tel: 212-896-1254

valter@kcsa.com

Media Contact:

KCSA Strategic Communications

Annie Graf, Account Director

Tel: 786-390-2644

agraf@kcsa.com

About Body and Mind Inc.

BaM is a well capitalized publicly traded company investing in high quality medical and recreational cannabis cultivation, production and retail. Body and Mind has a strategic investment by Australis Capital Inc. Our wholly owned Nevada subsidiary was awarded one of the first medical marijuana cultivation licences and holds cultivation and production licenses. BaM products include dried flower, edibles, topicals, extracts as well as GPEN Gio cartridges and Lucid Mood offerings. BaM cannabis strains have won numerous awards including the 2019 Las Vegas Weekly Bud Bracket, Las Vegas Hempfest Cup 2016, High Times Top Ten, the NorCal Secret Cup and the Emerald Cup.

BaM continues to expand operations in Nevada, California, Arkansas and Ohio and is dedicated to increasing shareholder value by focusing time and resources on improving operational efficiencies, facility expansions, state licensing opportunities as well as mergers and acquisitions.

Please visit www.bamcannabis.com for more information.

Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

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Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.

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